UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): November 30, 2010

CHINA ENERGY CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-52409	98-0522950
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

No. 57 Xinhua East Street
Hohhot, Inner Mongolia, People’s Republic of China
(Address Of Principal Executive Offices) (Zip Code)

+86-0471-466-8870
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

China Energy Corporation (the “Company”) has entered into a series of contractual arrangements pursuant to which the control and the economic benefits and costs of ownership of the two operating companies known as Inner Mongolia Tehong Coal And Power Group Co., Ltd. (“Coal Group”), and Inner Mongolia Heat Power Co., Ltd. (“Heat Power,” and together with the Coal Group, the “Operating Companies”) in the Peoples Republic of China (“PRC”) would flow directly to Beijing Tehong Energy Technology Consulting Co., Ltd. (the “WFOE”), an indirect, wholly owned subsidiary of the Company.

The Company first entered into a Termination And Restructuring Agreement with the Operating Companies, the WFOE, Pacific Projects Inc. (“PPI”) and the respective stockholders of the Operating Companies (collectively, the “PRC Shareholders”) dated November 30, 2010 pursuant to which the parties agreed (i) to terminate the Trust Agreement dated as of December 31, 2007 under which the PRC Shareholders agreed to hold their equity interests in the Operating Companies in trust for PPI, (ii) to the merger of PPI into the Company and (iii) to enter into Management and Control Agreements.

On November 30, 2010, the WFOE entered into (i) an Exclusive Business Cooperation Agreement with Coal Group, (ii) an Equity Interest Pledge Agreement and an Exclusive Option Agreement with Coal Group and the stockholders of Coal Group and (iii) a Power of Attorney, with each of the stockholders of the Coal Group.  The WFOE also entered into (i) an Exclusive Business Cooperation Agreement with Heat Power, (ii) an Equity Interest Pledge Agreement and an Exclusive Option Agreement with Heat Power and the stockholders of Heat Power and (iii) a Power of Attorney with each of the stockholders of Heat Power.  The foregoing agreements are herein collectively referred to as the “Management and Control Agreements.”

The Management and Control Agreements described below allow the WFOE to exercise control over, and derive all economic benefits from Coal Group and Heat Power.  Previously, our operating businesses were controlled pursuant to a trust arrangement which has been terminated as part of the restructuring described herein.

Exclusive Business Cooperation Agreements.

Pursuant to the Exclusive Business Cooperation Agreements, the WFOE provides technical and consulting services related to the business operations of each of Coal Group and Heat Power. In consideration for such services, each of Coal Group and Heat Power has agreed to pay an annual service fee to the WFOE in an amount equal 100% of Coal Group and Heat Power’s annual net income, respectively.  Each Exclusive Business Cooperation Agreement has a term of 10 years, which automatically renews unless terminated by the WFOE.  The WFOE may terminate the agreements at any time upon 30 days’ prior written notice to Coal Group or Heat Power, as the case may be.

Exclusive Option Agreements.

Pursuant to the Exclusive Option Agreements, the WFOE has an exclusive option to purchase, or to designate another qualified person to purchase, to the extent permitted by PRC law and foreign investment policies, part or all of the equity interests in each of the Coal Group and Heat Power held by the stockholders of Coal Group and the stockholders of Heat Power, respectively.  To the extent permitted by the PRC laws, the purchase price for the entire equity interest is RMB1.00 or the minimum amount required by PRC law or government practice. Each of the exclusive option agreements has a term of 10 years, with renewal for an additional 10 years at the option of the WFOE.

Powers of Attorney.    Each of the stockholders of the Coal Group and Heat Power, respectively, executed a Power of Attorney that provides the WFOE with the power to act as such stockholder’s exclusive agent with respect to all matters related to such stockholder’s ownership interest in each of Coal Group or Heat Power, respectively, including the right to attend stockholders’ meetings and the right to vote, dispose or pledge such shares.

Equity Interest Pledge Agreements.

Pursuant to such agreements, each of the stockholders of Coal and the Heat Power pledged their shares in Heat Power and Coal Group, respectively, to the WFOE, to secure the obligations of each of Coal Group and Heat Power under the Exclusive Business Cooperation Agreements.  In addition, the stockholders of Coal Group and the Heat Power agreed not to transfer, sell, pledge, dispose of or create any encumbrance on any equity interests in Coal Group or Heat Power that would affect the WFOE’s interests. The Equity Interest Pledge Agreement expire when Coal Group and Heat Power, respectively, fully perform their obligations under the Exclusive Business Cooperation Agreements.

Termination of Trust Arrangements.

Prior to entering into the Management and Control Agreements, the Company controlled Coal Group and Heat Power through a series of trust agreements which were terminated contemporaneously with the execution of the Management and Control Agreements.  In connection with the termination of such trust arrangements, ownership of 68% of the shares of the Company previously held by Georgia Pacific Investments Inc. and Axim Holdings Ltd. was transferred to Fortune Place Holdings Ltd. (“Fortune Place”).

Entrustment Agreement and Share Option Agreement.

Ninghua Xu, owner of 100% equity interests of Fortune Place, entered into an entrustment agreement with WenXiang Ding, our Chief Executive Officer, pursuant to Mr. Ding was entrusted to manage the Operating Companies and related entities as provided in the agreement as the agent of Mr. Xu.  The agreement also appoints  Mr. Ding as the exclusive agent with respect to all matters concerning 100% of Mr. Xu’s equity interest in Fortune Place.

In addition, Mr. Xu and Mr. Ding entered into a share option agreement pursuant to which Mr. Ding has the option to purchase all of the shares of Fortune Place from Mr. Xu upon the achievement of certain performance targets by the Operating Companies and related entities.

Revised Corporate Structure

As a result of the entry into the foregoing agreements, and the termination of the trust arrangements, we have a revised corporate structure which is set forth below:

Item 1.02 Termination of a Material Definitive Agreement

The information set forth in response to Item 1.01 is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.                                           Description

10.1	Exclusive Business Cooperation Agreement by and between Beijing Tehong Energy Technology Consulting Co., Ltd. and Inner Mongolia Tehong Coal Power Group Co., Ltd., dated November 30, 2010.

10.2
Form of Exclusive Option Agreement by and among Beijing Tehong Energy Technology Consulting Co., Ltd., Inner Mongolia Tehong Coal Power Group Co., Ltd. and each of WenXiang Ding, Yanhua Li, Yi Ding and Biao Ding, dated November 30, 2010.

10.3
Form of Equity Interest Pledge Agreement by and among Beijing Tehong Energy Technology Consulting Co., Ltd., Inner Mongolia Tehong Coal Power Group Co., Ltd. and each of WenXiang Ding, Yanhua Li, Yi Ding and Biao Ding, dated November 30, 2010.

10.4	Form of Power of Attorney by and between Beijing Tehong Energy Technology Consulting Co., Ltd. and each of WenXiang Ding, Yanhua Li, Yi Ding and Biao Ding, dated November 30, 2010.

10.5	Exclusive Business Cooperation Agreement by and between Beijing Tehong Energy Technology Consulting Co., Ltd. and Inner Mongolia Zhunger Heat Power Co., Ltd., dated November 30, 2010.

10.6
Form of Exclusive Option Agreement by and among Beijing Tehong Energy Technology Consulting Co., Ltd., Inner Mongolia Zhunger Heat Power Co., Ltd. and each of Ordos City YiYuan Investment Co., Ltd., and Inner Mongolia Yiduoda Mining Co., Ltd., dated November 30, 2010.

10.7
Form of Equity Interest Pledge Agreement by and among Beijing Tehong Energy Technology Consulting Co., Ltd., Inner Mongolia Zhunger Heat Power Co., Ltd. and each of Ordos City YiYuan Investment Co., Ltd., Inner Mongolia Yiduoda Mining Co., Ltd., dated November 30, 2010.

10.8
Form of Power of Attorney by and between Beijing Tehong Energy Technology Consulting Co., Ltd. and each of Ordos City YiYuan Investment Co., Ltd., Inner Mongolia Yiduoda Mining Co., Ltd., dated November 30, 2010.

10.9
Termination and Restructuring Agreement by and among the Company, Inner Mongolia Tehong Coal And Power Group Co., Ltd., Inner Mongolia Heat Power Co., Ltd., the Beijing Tehong Energy Technology Consulting Co., Ltd., Pacific Projects Inc. and the respective stockholders of Inner Mongolia Tehong Coal And Power Group Co., Ltd., and Inner Mongolia Heat Power Co., Ltd., dated November 30, 2010.

10.10	Termination and Transfer Agreement by and between Georgia Pacific Investments Inc., Wenxiang Ding, Yanhua Li, Fortune Place Holdings Limited, and Ninghua Xu dated November 30, 2010.

10.11	Termination and Transfer Agreement among Axim Holdings Ltd., Yi Ding, Biao Ding, Fortune Place Holdings Limited, and Ninghua Xu dated as of November 30, 2010.

10.12	Termination Agreement among the Company, Georgia Pacific Investments Inc. and Axim Holdings Ltd. dated as of November 30, 2010 .

10.13	Entrustment Agreement between Wenxiang Ding and Ninghua Xu dated November 30, 2010.

10.14	Share Option Agreement between Wenxiang Ding and Ninghua Xu dated November 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2010	CHINA ENERGY CORPORATION.

	By:	/s/ WenXiang Ding
Name: WenXiang Ding
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Description

10.1	Exclusive Business Cooperation Agreement by and between Beijing Tehong Energy Technology Consulting Co., Ltd. and Inner Mongolia Tehong Coal Power Group Co., Ltd., dated November 30, 2010.

10.2
Form of Exclusive Option Agreement by and among Beijing Tehong Energy Technology Consulting Co., Ltd., Inner Mongolia Tehong Coal Power Group Co., Ltd. and each of WenXiang Ding, Yanhua Li, Yi Ding and Biao Ding, dated November 30, 2010.

10.3
Form of Equity Interest Pledge Agreement by and among Beijing Tehong Energy Technology Consulting Co., Ltd., Inner Mongolia Tehong Coal Power Group Co., Ltd. and each of WenXiang Ding, Yanhua Li, Yi Ding and Biao Ding, dated November 30, 2010.

10.4	Form of Power of Attorney by and between Beijing Tehong Energy Technology Consulting Co., Ltd. and each of WenXiang Ding, Yanhua Li, Yi Ding and Biao Ding, dated November 30, 2010.

10.5	Exclusive Business Cooperation Agreement by and between Beijing Tehong Energy Technology Consulting Co., Ltd. and Inner Mongolia Zhunger Heat Power Co., Ltd., dated November 30, 2010.

10.6
Form of Exclusive Option Agreement by and among Beijing Tehong Energy Technology Consulting Co., Ltd., Inner Mongolia Zhunger Heat Power Co., Ltd. and each of Ordos City YiYuan Investment Co., Ltd., and Inner Mongolia Yiduoda Mining Co., Ltd., dated November 30, 2010.

10.7
Form of Equity Interest Pledge Agreement by and among Beijing Tehong Energy Technology Consulting Co., Ltd., Inner Mongolia Zhunger Heat Power Co., Ltd. and each of Ordos City YiYuan Investment Co., Ltd., Inner Mongolia Yiduoda Mining Co., Ltd., dated November 30, 2010.

10.8
Form of Power of Attorney by and between Beijing Tehong Energy Technology Consulting Co., Ltd. and each of Ordos City YiYuan Investment Co., Ltd., Inner Mongolia Yiduoda Mining Co., Ltd., dated November 30, 2010.

10.9
Termination and Restructuring Agreement by and among the Company, Inner Mongolia Tehong Coal And Power Group Co., Ltd., Inner Mongolia Heat Power Co., Ltd., the Beijing Tehong Energy Technology Consulting Co., Ltd., Pacific Projects Inc. and the respective stockholders of Inner Mongolia Tehong Coal And Power Group Co., Ltd., and Inner Mongolia Heat Power Co., Ltd., dated November 30, 2010.

10.10	Termination and Transfer Agreement by and between Georgia Pacific Investments Inc., Wenxiang Ding, Yanhua Li, Fortune Place Holdings Limited, and Ninghua Xu dated November 30, 2010.

10.11	Termination and Transfer Agreement among Axim Holdings Ltd., Yi Ding, Biao Ding, Fortune Place Holdings Limited, and Ninghua Xu dated as of November 30, 2010.

10.12	Termination Agreement among the Company, Georgia Pacific Investments Inc. and Axim Holdings Ltd. dated as of November 30, 2010 .

10.13	Entrustment Agreement between Wenxiang Ding and Ninghua Xu dated November 30, 2010.

10.14	Share Option Agreement between Wenxiang Ding and Ninghua Xu dated November 30, 2010.